SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------



Date of Report (Date of
earliest event reported): January 14, 1999
                          ----------------



                            INMARK ENTERPRISES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                                         06-1340408
       --------                                         ----------
(State or other jurisdic-                            (I.R.S. Employer
 tion of incorporation or                           Identification No.)
 organization)



                                     0-20394
                                     -------
                            (Commission File Number)


415 Northern Blvd., Great Neck, New York                  11021
----------------------------------------                  -----
Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (516) 622-2800
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Item 5.           Other Events
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                  On January 14, 1999, the Registrant,  Inmark  Services,  Inc.,
Optimum Group, Inc. and U.S. Concepts, Inc. (collectively, the "Inmark Group") and PNC Bank, National Association (the "Lender") executed an amendment to the Inmark Group's existing loan facility with Lender pursuant to which the principal amount available under the revolving loan portion of the credit facility was increased from $5,000,000 to $7,000,000 for the period from January 14, 1999 to and including December 31, 1999. After December 31, 1999, the principal amount available under the revolving loan portion of the credit facility will be reduced to $5,000,000 for the balance of the term of such credit facility.




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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  January 20, 1999


                           INMARK ENTERPRISES, INC.
                           ------------------------
                                 (Registrant)



                           By: /s/ Donald A. Bernard
                               ---------------------
                               Donald A. Bernard,
                               Executive Vice President and
                               Chief Financial Officer




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